SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): March 1996


                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                      1-9370                  13-3186327
 (State or other jurisdiction    (Commission File Number) (I.R.S. Employer I.D.
      of incorporation)                                           Number)


                  990 Station Road
                 Bellport, New York                                11713
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (516-286-5800)


                                       N/A
         (Former name or former address, if changed since last report.)










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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 24, 1997, the Company's Certified Public Accountants, Farber, Blicht & Eyerman, LLP completed their audit of the Gross Revenue and Related Costs of the Feminine Hygiene Product Line of London International U.S. Holdings, Inc. for the year ended March 31, 1995 and the eleven months ended February 29, 1996. The product line was acquired by Biopharmaceutics, Inc. on March 15, 1996.




                                    EXHIBITS

                         Current Report on Form 8-K/A-1

                                       of

                             Biopharmaceutics, Inc.

                         Date of Report: April 30, 1997


Exhibits
--------

 28.13          Financial statements provided:
                Statements of Gross Revenue and Related Costs of
                   the Feminine Hygiene Proudct Line




















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






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOPHARMACEUTICS, INC.
                                         (Registrant)



                                        By:  /s/ Edward Fine
                                        -------------------

                                             Edward Fine
                                             President, Chief Executive Officer
                                             (Signature)



Dated:  April 30, 1997



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                                                          EXHIBIT 28.13
                                                          ------------



                             BIOPHARMACEUTICS, INC.

                                  STATEMENTS OF
                         GROSS REVENUE AND RELATED COSTS
                                     OF THE
                          FEMININE HYGIENE PRODUCT LINE

                               FOR THE YEAR ENDED
                             MARCH 31, 1995 AND THE
                            ELEVEN MONTH PERIOD ENDED
                                FEBRUARY 29, 1996

                             BIOPHARMACEUTICS, INC.

                               INDEX TO STATEMENTS





                                                        Page
                                                       Number
                                                      -------

Auditor's Report                                           1

Statements of Gross Revenue and Related Costs              2

Notes to Financial Statements                            3 - 6

FARBER, BLICHT & EYERMAN, LLP
Certified Public Accountants        255 Executive Drive, Suite 215
                                    Plainview, NY 11803-1715
                                    Telephone:    (516) 576-7040
                                    Facsimile:    (516) 576-1232





Board of Directors and Shareholders
Biopharmaceutics, Inc.
Bellport, New York

Gentlemen:

        We have audited the accompanying statements of gross revenue and related costs of the Feminine Hygiene Product Line of London International U.S. Holdings, Inc. for the year ended March 31, 1995 and the eleven months ended February 29, 1996. As explained in Note 1 to the notes of the statements, these statements are the responsibility of the Management of London International U.S. Holdings, Inc. Our responsibility is to express an opinion on these statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion with the filing of Form 8-K of Biopharmaceutics, Inc.) as described in
Note 1 to the notes of the statements and are not intended to be a complete representation of the revenues and costs of London International U.S. Holdings, Inc.. Quality Health Products, Inc., a subsidiary of Biopharmaceutics, Inc., purchased the aforementioned product line from London International U.S. Holdings, Inc. in March, 1996.

        In our opinion, the statements referred to above present fairly, in all material respects, the gross revenue and related costs of the Feminine Hygiene Product Line as described in Note 1 for the year ended March 31, 1995 and the eleven months ended February 29, 1996, in conformity with generally accepted accounting principles.



FARBER, BLICHT & EYERMAN, LLP
(SIGNATURE)

Plainview, New York
March 18, 1997 (except for Note 1,
which is dated March 24, 1997)




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                             BIOPHARMACEUTICS, INC.

                          FEMININE HYGIENE PRODUCT LINE

                  STATEMENTS OF GROSS REVENUE AND RELATED COSTS






                                 For the year           For the eleven
                                     ended               months ended
                                    March 31,             February 29,
                                      1995                   1996
                                  -----------             -----------

Net Sales                         $ 5,038,040             $ 4,016,462

Cost of sales                       2,224,390               1,676,543
                                  -----------             -----------
Gross profit                      $ 2,813,650             $ 2,339,919
                                  ===========             ===========




























                     The accompanying notes are an integral
                             part of the statements.



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









                             BIOPHARMACEUTICS, INC.

                               NOTES TO STATEMENTS



Note 1.  Summary of Significant Accounting Policies
         ------------------------------------------

           a) The Company and basis of presentation
              -------------------------------------

                 Biopharmaceutics,  Inc. (the "Company")  is  a  manufacturer of generic pharmaceutical products. These products are sold nationwide to major chain stores, distributors, wholesalers and clinics. In March, 1996, the Company, through one of its subsidiaries, Quality Health Products, Inc. ("Quality"), acquired three branded consumer product lines (namely Koromex, Vaginex and Feminique) from London International U.S. Holdings, Inc. ("London Int'l") for a purchase price of $3,600,000. Pursuant to the acquisition agreement, as amended, $100,000 was paid upon the signing of the agreement and $1,500,000 paid at the closing. The balance of the purchase price of $2,000,000 is payable as follows: I) $500,000 on or before May 15, 1997, ii) $660,000 on or before April 1, 1998 and iii) $840,000 on April 1, 1999, with interest at 8.5%, payable semi-annually through October, 1997, then quarterly to maturity. The obligation is guaranteed by the Company and is collateralized by a security interest in the assets purchased from London Int'l which consisted of trademarks, trade names and its customer base.

                 As the aforementioned acquired product lines constitute a major portion of the continuing business of the Company, audited historical statements of gross revenue and related costs are presented in accordance with Rule 3-05 of Regulation S-X, along with the unaudited proforma financial statements reflecting the effects of the acquisition on actual operations of the Company (Note 2).

                 These financial statements, and notes thereto, should be read in conjunction with, and reference is made to the financial statements of Biopharmaceutics, Inc. and the related notes thereto, as filed in their most recent 10-K filing for the year ended September 30, 1996.

           b) Revenue recognition
              -------------------

                Sales are recognized as products are shipped.

           c)  Depreciation and amortization
               -----------------------------

                 The Company amortizes its intangible assets on the straight-line method over their estimated useful life. The Company depreciates its property and equipment on the straight-line method for financial reporting purposes. For tax reporting purposes, the Company uses the straight-line or accelerated methods of depreciation. Leasehold improvements are amortized over four to ten years. Equipment, furniture and fixtures generally have been assigned ten and seven year lives and tools and dies, four year lives.




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







                             BIOPHARMACEUTICS, INC.

                               NOTES TO STATEMENTS




Note 1.  Summary of Significant Accounting Policies (continued)
         ------------------------------------------

           c)  Depreciation and amortization (continued)
               -----------------------------

                 Expenditures for maintenance, repairs, renewals and betterments are reviewed by management and only those expenditures representing improvements to plant and equipment are capitalized. At the time plant and equipment are retired or otherwise disposed of, the cost and accumulated depreciation accounts and the gain or loss on such disposition is reflected in operations.

           d) Estimates

                The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant estimates made are for recoverability of property and equipment, intangibles and accounts receivable. Actual results could differ from those estimates.


Note 2. Pro Forma Statement of Operations (Unaudited)
        ---------------------------------------------

           The unaudited proforma Statements of Operations for the year ended September 30, 1996 includes the consolidated financial statements of the accounts of the Company and its subsidiaries combined with the statements of gross revenue and related costs of the acquired feminine hygiene product line.
The proforma amounts also include interest expense associated with the acquisition funding of the product line as if the acquisition had occurred at the beginning of the period. Additionally, estimated selling, marketing and general and administrative expenses of the feminine hygiene product line were included in the proforma Statements of Operations. These expenses were computed based on the percentage of sales of the product line to the total sales of London Int'l. Selling, marketing and general and administrative expenses for the five months ended February 29, 1996 based on such aforementioned percentage aggregated approximately $246,000. Management believes that the amounts allocated to the feminine hygiene product for selling, marketing and general and administrative expenses are compiled on a reasonable basis. All significant intercompany accounts and transactions have been eliminated in consolidation.



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







                             BIOPHARMACEUTICS, INC.

                               NOTES TO STATEMENTS



Note 2.  Pro Forma Statement of Operations (Unaudited) (continued)
         ---------------------------------------------

            The pro forma operating results do not necessarily indicate future results or the results that would have occurred if the acquisition of the feminine hygiene product line had occurred at the beginning of the period.

                                        Note 1                              Combined
                                 Combined- Historical                      Pro Forma
                                   For the year end        Pro Forma    For the year ended
                                 September 30, 1996(1)    Adjustments    September 30, 1996
                                 ---------------------    -----------   -------------------
Sales                                $5,660,883                               $5,660,883
                                     ----------                               ----------

Cost and Expenses:
 Cost of Sales                        3,946,582                                3,946,582
 Selling, general and
   administrative expenses            1,434,036           $  245,829(2)        1,679,865
 Research & development                  14,426                                   14,426
 Amortization of intangibles             99,600                                   99,600
                                     ----------           ----------          ----------
                                      5,494,644              245,829           5,740,473
                                     ----------           ----------          ----------
                                        166,239             (245,829)            (79,590)
                                     ----------           ----------          ----------

Other income (deductions):
 Income related to contribution
 of licenses and rights to
 Joint Venture                          400,750                                  400,750
 Gain on disposition of equipment        62,500                                   62,500

Interest expense                       (298,821)             (70,833)(3)         (369,654)
                                     ----------            ---------           ----------
                                        164,429              (70,833)              93,596
                                     ----------            ---------           ----------
Gain from continuing operations         330,668             (316,662)              14,006

Discontinued Operations:
 Gain on disposal                       773,659                 ---              773,659
                                     ----------           ---------           ----------

Net Gain                             $1,104,327           $ (316,662)         $  787,665
                                     ==========           ==========          ==========

Primary gain per share:
 Continuing operations               $      .01                               $      ---
 Discontinued operations                    .02                                      .02
                                     ----------                               ----------
Net gain                             $      .03                               $      .02
                                     ==========                               ==========

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






                             BIOPHARMACEUTICS, INC.

                               NOTES TO STATEMENTS



Note 2.  Pro Forma Statement of Operations (Unaudited) (continued)
         ---------------------------------------------

(1) Includes the accounts of Biopharmaceutics, Inc. and its subsidiaries for the year ended September 30, 1996 and the gross revenue and related costs and expenses of the Feminine Hygiene Product Line for the five months ended February 29,1996. The financial statements of Biopharmaceutics, Inc. includes all sales and costs and expenses of the feminine hygiene product line from March, 1996 (date of acquisition) to September 30, 1996.

(2) Estimated selling, marketing and general and administrative expenses of the feminine hygiene product line are included as a pro forma adjustment.

(3) Interest expense associated with the acquisition funding of the feminine hygiene product line has been adjusted as if the acquisition had occurred at the beginning of the period.


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